Fixed Account Annuity (Strategic Value Annuity)
ISSUED BY
BRIGHTHOUSE LIFE INSURANCE COMPANY
Updating Summary Prospectus
April 27, 2026
A Flexible Premium Group Deferred Fixed Annuity Contract
The prospectus for Fixed Account Annuity (Strategic Value Annuity), a flexible premium group deferred fixed annuity contract issued by Brighthouse Life Insurance Company (the Company, or We, Us, or Our), is available and contains more information about the Contract including its features, benefits, and risks. You can find the current prospectus and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF107?site=BHF1. You can also obtain this information at no cost by calling (833) 208-3018 or by sending an email request to rcg@brighthousefinancial.com. We no longer actively offer the Contracts to new purchasers, but We continue to accept new Participants under existing Contracts previously issued to Plans.
The Contract is a complex investment and involves risks, including potential loss of principal. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Full and partial Surrenders from the Contract could result in Surrender charges, taxes, and tax penalties. In addition, full Surrenders during the Accumulation Period due to discontinuation of the Contract will also be subject to a Market Adjusted Value calculation, which may result in loss. In extreme circumstances, You could lose up to 100% of the amount Surrendered from the General Account due to a negative Market Adjusted Value.
Our obligations under the Contract are subject to Our financial strength and claims paying ability. Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The Securities and Exchange Commission has not approved or disapproved these securities or the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Glossary

Accumulation Period — The period before the commencement of Annuity payments.
Annuity — Payment of income for a stated period or amount.
Annuity Period — The period during which Annuity Payments are made .
Company (We, Us, Our) — Brighthouse Life Insurance Company.
Contract — The Fixed Annuity Contract.
Contract Value — The amount of all Purchase Payments, plus any applicable credits, plus any interest.
Contract Owner — The person named in the Contract (on the specifications page, which may be the Participant if so authorized). For certain group Contracts, the Contract Owner is the trustee or other entity which owns the Contract. Any reference in this prospectus to the Contract includes the underlying Certificate. Certificates are issued to Participants under group allocated Contracts.
General Account — Comprised of the Company’s assets, other than assets in any separate accounts it may maintain.
Guarantee Period — The period through the end of the first calendar year during which the Contract was purchased and successive 12-month periods thereafter during which a Guaranteed Interest Rate is credited.
Guaranteed Interest Rate — The annual effective interest rate credited during the Guarantee Period.
Market Adjusted Value — The adjusted Contract Value as of the date of discontinuance, which reflects the relationship, at the time of Surrender, between the then-current Guaranteed Interest Rate for a Guarantee Period and the Guaranteed Interest Rate that applies to Your Contract.
Participant — An eligible person who is a member in Your Plan.
Plan — The Plan or the arrangement used in a retirement Plan or program whereby the Purchase Payments and any gains are intended to qualify under Sections 401, 403(a), 403(b) or 457 of the Code.
Plan Administrator — The corporation or other entity so specified on the application or purchase order. If none is specified, the Plan Trustee is the Plan Administrator.
Purchase Payments — The premium payments applied to the Contract less any Premium Taxes if applicable..
You, Your — In this prospectus, depending on the context, “You” is the owner of the Contract or the Participant or Annuitant for whom money is invested under certain group arrangements. In cases where We are referring to giving instructions or making payments to Us for Qualified Contracts “You” means the trustee or employer. Under certain group arrangements where the Participant or Annuitant is permitted to choose among investment options under the Plan, “You” means the Participant or Annuitant who is giving Us instructions about the investment options under the Plan. In connection with a Plan Termination, as of the date of the Contract or cash distribution under such Plan Termination, “You” means the Participant who has received such Contract or cash distribution.
Updated Information You Should Consider About the Contract

The information in this Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated April 29, 2024. This may not reflect all of the changes that have occurred since You entered into Your Contract.
On November 6, 2025, Brighthouse Financial, Inc. (“BHF”) and Aquarian Capital LLC (“Aquarian”) announced that they had entered into a definitive agreement under which an affiliate of Aquarian will acquire BHF. This transaction is subject to the satisfaction or waiver of customary closing conditions, including receipt of applicable regulatory approvals. Subject to such approvals and the satisfaction or waiver of the other conditions, the transaction is expected to be consummated in 2026.

Upon the consummation of the transaction, Aquarian will become the ultimate parent of BHF and the Company will remain an indirect wholly-owned subsidiary of BHF. Although Aquarian will replace BHF as the Company’s ultimate parent, the Company will continue in its present role as the issuer of your contract. All of your rights and benefits under your contract and the Company’s obligations under the contract will remain unchanged.
Founded in 2017, Aquarian Capital is a diversified global holding company with a strategic portfolio of insurance and asset management solutions. Aquarian is headquartered in New York, NY.

Important Information You Should Consider About the Contract

	Fees, Expenses, and Adjustments	Location in Prospectus
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Surrender Charges. If You withdraw money during the first 9 Contract years from the Contract, You may be assessed a Surrender charge of up to
5%, as a percentage of the amount Surrendered.
For example, if You make an early withdrawal, You could pay a Surrender charge of up to $5,000 on a $100,000 investment.
Market Adjusted Value. If You make a full Surrender of the Contract during the Accumulation Period due to a Contract discontinuation, We will apply a Market Adjusted Value calculation, which may be negative. In extreme circumstances, You could lose up to 100% of the amount Surrendered due to a negative Market Adjusted Value calculation. For example, if You were to $100,000 to the Contract and later were to discontinue the Contract,
You could lose up to $100,000 of Your investment. This loss will be greater if You also have to pay Surrender charges, taxes, and tax penalties. Only full Surrenders due to Contract discontinuations will be subject to a
Market Adjusted Value calculation.
Fee Table Charges, Deductions and Adjustments – Surrender Charge; Contract Discontinuation and Market Adjusted Value
Are There Transaction Charges?	No. Other than Surrender charges and a Market Adjusted Value calculation, there are no charges for other Contract transactions.	Fee Table Charges, Deductions and Adjustments
Are There Ongoing Fees and Expenses?	No. There are no ongoing fees or expenses under the Contract.	Fee Table Charges, Deductions and Adjustments
Risks
Is There a Risk of Loss from Poor Performance?
No. While there is no risk of loss from poor performance in the Guarantee
Periods of the General Account, You can lose money by investing in the
Contract, including loss of principal. A full Surrender due to a Contract discontinuation may be subject to a negative Market Adjusted Value calculation, which may result in loss.
Principal Risks of Investing in the Contract Charges, Deductions and Adjustments

Is This a Short-Term Investment?
No. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Amounts withdrawn from the
Contract may result in Surrender charges, taxes and tax penalties.
●Surrender charges may apply for the first 9 years of the Contract.
Surrender charges will reduce the value of Your Contract if You withdraw money during the applicable time period. Surrender charges will reduce the value of Your Contract if You withdraw money during that time period. Withdrawals could significantly reduce the value of your
Contract, the death benefit, and the amount available for loans.
●The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon.
●Full Surrenders during the Accumulation Period due to a Contract discontinuation will result in a negative Market Adjusted Value calculation.
●At the end of each Guarantee Period, in the absence of other instructions or requests from You, the amount in the Guarantee Period will automatically be renewed into a new Guarantee Period, subject to the renewal rate of interest.
Principal Risks of Investing in the Contract Interest Periods Charges, Deductions and Adjustments
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to risk.
●Investment in the Guarantee Periods has its own unique risks. You should review the prospectus disclosure in the Guarantee Periods and the General Account before making an investment decision.
Principal Risks of Investing in the Contract Interest Periods
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to Us. Any obligations (including under the Guarantee Periods), guarantees or benefits of the Contract are subject to Our claims-paying ability. If We experience financial distress, We may not be able to meet Our obligations to You. More information about the Company, including Our financial strength ratings, is available by contacting Us at 888-243-1968.
Principal Risks of Investing in the Contract
Restrictions
Are There Restrictions on the Investment Options?
Yes.
●Transfers to Approved Products not issued by Us, may not exceed 20%
per Contract/Certificate Year of the Cash Value on each
Contract/Certificate Year anniversary.
●We reserve the right to modify the amount available for transfer to
Approved Products and to products not issued by Us.
●Amounts transferred to and from this Contract are subject to Competing
Funds restrictions.
●Where permitted by state law, We reserve the right to restrict Purchase
Payments or transfers into the Contract.
Transfers
Are There Any Restrictions on Contract Benefits?
Yes.
●Withdrawals will reduce the value of the death benefit, perhaps significantly.
●Except as otherwise provided, Contract benefits may not be modified or terminated by Us.
●The Contract may require that You or Your Beneficiary obtain a signed authorization from Your employer or Plan Administrator to exercise certain rights. We may rely on Your employer’s or Plan Administrator’s statements to Us as to the terms of the Plan or Your entitlement to any amounts.
Death Benefit

Taxes
What Are the Contract’s Tax Implications?
●Consult with a tax professional to determine the tax implications of an investment in and payments received under this Contract.
If You purchase the Contract through a tax-qualified plan or individual retirement account, You do not get any additional tax benefit.
●You will generally not be taxed on increases in the value of the Contract until they are withdrawn. Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties if You take a withdrawal before age 59 ½.
Federal Tax Considerations
Conflict of Interest
How Are Investment Professionals Compensated?
Investment professionals may receive compensation for selling this
Contract in the form of commissions, additional cash benefits (e.g., bonuses), and non-cash compensation. This conflict of interest may influence an investment professional to recommend this Contract over another investment for which the investment professional is not compensated or compensated less.
Distribution of the Contract
Should I Exchange My Contract?
If You already own an insurance Contract, some investment professionals may have a financial incentive to offer You a new Contract in place of the one You own. You should only exchange a Contract You already own if You determine, after comparing the features, fees, and risks of both
Contracts,and any fees or penalties to terminate the existing contract, that it is better for You to purchase the new Contract rather than continue to own Your existing contract.
Federal Tax Considerations Other Information – Exchanges

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Appendix A

Investment Options Available Under the Contract
The following lists the investment option currently available under the Contract, which may be amended from time to time and can be found online at https://dfinview.com/BHF/PUFT/BHF107?site=BHF1. For more information about the Guarantee Periods, see “Interest Periods.”
Note: Full Surrenders of the Contract during the Accumulation Period due to Contract discontinuations will be subject to a Market Adjusted Value calculation. This may result in a significant reduction in Your Contract Value. See “Charges, Deductions, and Adjustments – Contract Discontinuation and Market Adjusted Value” for more information.
Name	Term (Guarantee Period)	Guaranteed Minimum Interest Rate
General Account	12 months	1%
A-1

The prospectus and statement of additional information ("SAI") include additional information. The prospectus and SAI are dated the same as this summary prospectus and are incorporated by reference. The prospectus and SAI are available, without charge, upon request. For a free copy, call us at (833) 208-3018 or send an email request to rcg@brighthousefinancial.com. You can also access the prospectus, SAI and other information about the Contract online at https://dfinview.com/BHF/PUFT/BHF107?site=BHF1.
Reports and other information about the Separate Account are available on the SEC’s website at http://www.sec.gov, and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
EDGAR Contract Identifier No. is
Brighthouse Life Insurance Company (RILA MVA) C000266101